SenYu

Profiting from pork

Spring 2011

Sen Yu International Holdings, Inc.
(OTCBB: CSWG)

Safe Harbor Statement

This presentation contains forward-looking statements. In some cases, you can identify forward looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential," and similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such factors include, but are not limited to the company's ability to complete product orders, ability to expand and grow its distribution channels, political and economic factors in the People's Republic of China, and other factors detailed in the Company's filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

The Company makes no expressed or implied representation or warranty as to whether it can attain the accuracy of any other forward looking statements set forth in this presentation or as to the accuracy or completeness of the assumptions from which the forward looking statements are derived. The Company does not have any obligation to update or revise any forward looking statement to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

This presentation does not constitute or form part of an offer to sell or issue or invitation to purchase or subscribe for any shares of the Company in any jurisdiction, and no part of this presentation shall form the basis of or be relied upon in connection with any contract or commitment. Specifically, this presentation does not constitute a "prospectus" within the meaning of the U.S. Securities Act of 1933, as amended. The contents of this presentation may not be reproduced, redistributed or passed on, directly or indirectly, to any other person or published, in whole or in part, for any purpose.

Overview

- Rapidly growing pork supplier in the People's Republic of China
- Has grown to be the largest provider of breeding hogs in Heilongjiang Province
- China is the world's top pork producer and consumer, accounting for roughly 50% of total global production and consumption
- Pork demand in China is rising due to the growth of the middle class and the fact that pork is a protein source of choice among the majority of Chinese people
- Sen Yu has a unique business model whereby qualified farmers purchase breeding hogs from Sen Yu and then send the mature commercial hogs back to Sen Yu under a profit sharing arrangement


MEAT CONSUMPTION IS GROWING RAPIDLY...
CATTLE MEAT
CHICKEN MEAT
PIG MEAT
Source: FAOSTAT 06.09.2010.

- Sen Yu sold 385,000 hogs into Beijing market under this model and expects to grow to 1,000,000 in 2013
- Government and banking system stance is highly supportive of the growth in the pork industry
- Generated $70.4 million in revenue and $8.3* million in net income for the fiscal year ended June 30, 2010 , up from $50.4 million and $4.5 million, respectively, for the fiscal year ended June 30, 2009

*For the fiscal year ended June 30, 2010, the Company incurred a non cash one time charge of $4.0 million. Without the adjustment to the one time non cash charge, the Company's Operating Income and Net Income would be $6.2 million and $4.3million respectively, as reported in the 10K.

Equity Snapshot

Listed on OTC Bulletin Board

Symbol	**CSWG**
Fiscal Year End	**June 30**
State of Incorporation	**Delaware**
Current Price (4/7/11)	**$2.90**
52-Week High/Low	**$8.10 / $1.10**
Market Cap	**$66.85**
Shares Outstanding	**23.05 million**

*Information per Yahoo! Finance, Edgar and Thomson. Data as of 4/7/11

Strong Pork Demand – Investing in the Burgeoning Middle Class

- **China leads in both pork production and consumption globally**
  - Produced 51.5 million metric tons of pork in 2010, accounting for half of the world's production
  - China consumes about 50% of the world's pork products. The average Chinese consumes about one-half a hog per year versus the one-third consumed by the average American
  - Consumption has more than doubled since 1990, and is expected to grow 36% in the next five years by 2015
- **Pork is the most popular meat in China**
  - Accounts for 65% of total domestic meat consumption, while poultry accounts for 19% and lamb and beef combined account for 15%
  - Relatively low price compared to beef and lamb
  - Strong taste preference towards pork



Meat Consumption in China and the United States, 1960-2004
70
60
50
40
30
20
10
0
Million Tons
1960
1970
1980
1990
2000
2010
China
United States
Source: USDA



China Meat Consumption Structure
1.5%
15.2%
18.7%
64.6%
Pork
Poultry
Lamb and Beef
Other

Sen Yu believes an increase in per-capita disposable income and a strong taste preference towards pork will continue to drive growth

Industry Dynamics – Eyeing Pork

GDP Growth Helping to Drive Food Consumption & Investment in China

- Cargill (Black River Capital Partners) to invest $400 million in firms poised to benefit from rising Asian demand for meat and vegetables
  - 50% funds to be allocated to China
  - Investment pipeline includes a pork producer
- Another Chinese Pork producer recently closed on $70 million public offering of common stock in March 20, with firms including Credit Suisse Securities, Oppenheimer & Co. Inc. & others
- China Construction Bank recently announces it will provide roughly $1.5 billion in loans to help bolster this other pork producer

Investment Highlights

- Scalable and Pass-through Business Model
- Superior Product Quality and Disease Control
- Favorable Market Outlook & Government Policy
- Strong R&D Capability
- Robust Financial Performance

Typical Commercial Pig Production Cycle

Breeding hogs produce approximately 2.2 litters per year (10.46 commercial pigs per litter)

Growth Cycle For Commercial Hogs


114 Days
Impregnation, gestation and birth of first litter of piglets
28 Days
Weaning Period
Productive sows can be pregnant again 2 weeks after the weaning period
50 Days
Nursing Period
77 Days
Maturing Period

156 days
from impregnation to ability to impregnate again

155 Days
from birth to marketability

Unique Business Model

- Unique partnership-based model allows Sen Yu to effectively capture profits without the need for heavy investments in hard assets such as farm facilities, breeding equipment, and other labor-related costs
- Business model mitigates the Company's exposure to distribution, production and procurement risks associated with the pork supply chain
- Incentive based partnerships allow for rapidly scalable model with minimal capital expenditure requirements

Sen Yu Has 2 Farms





Farm I. Dutch Production Sow
500 heads

Farm II*. Canadian Production Sow
700 heads

27,000 Birthed Pigs
Annual Production Capacity

60%

16,000 "Other"
(not qualified for breeder selection)
i. Commercial hogs sold from Sen Yu
ii. Disabled hogs sold from Sen Yu
iii. Piglets sold from Sen Yu

40%

11,000 Breeding Hogs Production



Hogs Raised by Network of farmers

385,000 Commercial Hogs Sold to Beijing Processors

*Farm II is owned by the Sino-Canadian Joint Venture – Sen Yu (60%) and Polar Genetics Co., Ltd. (40%)

Illustration of Profit Split with Farmer

Price and weight below is used to illustrate the profit to Sen Yu on a single hog raised in network

Sen Yu profit from network of farmers	
Weight of hog at time of sale in Beijing (kg)	88.3
Beijing market price USD/kg(1)	$2.0
Sale price at Beijing market(2)	$174.6
Costs	
Fodder (1 commercial hog)(3)	$95.3
Fodder (breeding hogs)(3)	19.2
Profit share to farmer in Sen Yu network	20.6
Total costs	135.1
Gross profit	**$39.5**
Gross margin	22.6%

Calculation of profit share to farmer in Sen Yu network	
Weight of hog at time of sale in Heilongjiang (kg)	92.5
Heilongjiang market price USD/kg(1)	$1.7
Buy-back price at Heilongjiang market(2)	$166.0
Costs	
Fodder (1 commercial hog)(3)	$95.3
Fodder (breeding hogs)(3)	19.2
Total costs	114.5
Total profit	**$51.5**
Profit share to farmer in Sen Yu network (40%)	**$20.6**



(1) USD/RMB=6.77 as of 10K dated June 30, 2010.
(2) US Beijing and Heilongjiang market prices are based on the average price in July – September 2010 and are subject to fluctuations. Buy-back price has considered the 4.2 kg weight loss incurred in the transportation from network farmers to Sen Yu
(3) Fodder price: 2.24RMB/per kilo. Approximately 288kg fodder required for 1 commercial hot and 1138kg fodder required for 1 breeding hog, which is allocated to 20 commercial hogs

Strong Partnerships

Golden Lotus (Distributor)

- Exclusive distributor of Sen Yu breeding hogs in Heilongjiang province (40 million people)
- Golden Lotus purchases breeding hogs from Sen Yu and sells them to both a qualified network of over 400 farmers for whom Sen Yu provides feed financing and to a series of non-network farmers
- An exclusive agreement stipulates that Golden Lotus must sell a minimum number of breeding hogs per quarter for Sen Yu, providing visibility and ensuring distribution of Sen Yu product

Wang Da (Fodder supplier)

- Oversees the practices of Sen Yu network farmers, provides feed, husbandry counsel and support to farmers as well as collects mature hogs and delivers to Sen Yu distribution centers
- Sen Yu prepays Wang Da who in turn makes bulk purchases of quality fodder at a discounted rate
- This fodder, prepaid by Sen Yu, is supplied to the network farmers, allowing them to increase their purchasing power and raise more hogs
- Wang Da is also responsible for collecting and purchasing mature commercial hogs that meet Sen Yu's quality standards
- If Wang Da fails to satisfy its obligation, Sen Yu has the right to take direct delivery of mature commercial hogs and take ownership of Wang Da's assets to meet the shortfall

Leading Products

- **Breeding Hogs**
  - Currently have 1,200 breeding sows
  - The Canadian purebred breeding hogs used by Sen Yu have higher survival, pregnancy, delivery and growth rates than traditional Chinese breeding hogs, allowing Sen Yu to be a preferred supplier to farmers
  - Our Sino-Canadian JV has improved breeding technology through genetics management
  - 1 breeding hog can produce roughly 20 commercial pigs per year for 5 years
  - 2 breeding farms with combined capacity of up to 11,000 breeding hogs per year
- **Commercial Hogs**
  - Our partnership with Wang Da and their involvement with the network farmers - technical training, quality control and disease prevention - allow us to ensure hog quality and the prevention of cross-breeding
  - Average mature hog weighs 190 – 240 pounds
  - Approximately 384,780 hogs sold in fiscal year 2010





R&D Capability Through JV With Polar Genetics

- In 2006, Sen Yu formed a JV with Polar Genetics with the objective of using technology to introduce a superior breed of hog into China:
  - In consideration for 40% of the JV, Polar Genetics provided 628 elite Canadian purebred hogs
  - Advanced hog artificial insemination technology and facilities
  - Technology team from Canada visit the Company to provide training to Sen Yu team
- The breeding program was supported by hog experts from Polar Genetics, using advanced breeding technology under the guidance of the Canadian Center for Swine Improvement (CCSI)
- The Canadian hogs bred through this JV facility have the following advantages:
  - Less fodder per pig
  - Faster growth rate
  - Higher birth and survival rates
  - Higher lean meat ratio


Canada Trade Mission
Mission commerciale



Customers

- Existing sales contracts mitigate market risk and provide predictable cash flow
  - Current customers have an annual production capacity of more than 2 million hogs
  - Sen Yu's increased production over the years could easily be absorbed by these relationships

- **Beijing 5th Meat Factory (Beijing)**
  - 233,558 commercial pigs purchased from Sen Yu in FY2010 (approximately 8% of this customer's processing capacity)
  - Processing capacity of 3 million hogs per year



- **Dahongmen (Beijing)**
  - 151,222 commercial pigs purchased from Sen Yu in FY2010 (approximately 8% of this customer's processing capacity)
  - Processing capacity of 2 million hogs per year

Favorable Government Policy

- In an effort to maintain the long term stability of the hog industry, the PRC government is working to increase disease prevention and production quality by encouraging a transition to larger commercial farms by providing:
  - Subsidies to invest in larger farms
  - Tax exemption to hog farming businesses
  - Insurance and vaccines
  - Zero or low interest loans
  - Price controls and caps on feed costs
- These government incentives provide competitive advantages and opportunities to well-performing companies by:
  - Elevating barriers to entry for potential new competitors
  - Helping to eliminate inefficient and smaller companies in the industry
- Heilongjiang is a leading agricultural province and the Livestock Bureau of Heilongjiang Province has designated Sen Yu as the Breeding Swine Research Center for Heilongjiang Province
- As one of the leading hog breeding and production enterprises in Heilongjiang Province, Sen Yu should benefit greatly from the continued support of the government

Experienced Management Team

Zhenyu Shang
Chairman, CEO

- Chairman and CEO of Sen Yu and Heilongjiang Sen Yu and Chairman of Sino-Canadian Sen Yu- Polar Swine Genetics
- Founded Heilongjiang Sen Yu in 2004, which has been granted various awards including the Organic Production Base and Products Awards, Heilongjiang Leading Agricultural Enterprise Award, and Safe Product Award
- Former Chairman of Heilongjiang Senyu Real Estate (2000-2004) and Heilongjiang Senyu Construction and Machinery (1995-2000)
- Bachelor's degree from Heilongjiang Administrative Institute of Politics and Law

Paul Li
CFO

- Over 34 years of accounting and finance experience. Served as CFO for Jinpan International Ltd. (NasdaqGS: JST) and various insurance companies
- Internal audit and compliance officer for Countrywide / Bank of America; audit manager for Prudential, St. Paul and Kelmar, a U.S. government consulting firm
- Assistant professor at College of Insurance in New York; guest lecturer at University of Nanjing
- MBA in risk management; Certified Public Accountant; licensed in NJ & CA

Pearl Hou
VP of Finance

- Previously worked at Allen & Overy, LLP, where she advised clients in the areas of foreign direct investment, joint venture, cross-border mergers and acquisitions, and other general corporate matters
- Master of Laws degree from New York University School of Law and Bachelor of Laws degree from Beijing Foreign Studies University
- Attorney qualified to practice law in the State of New York

Equity Ownership

- **The Ownership Table of Sen Yu International shows**
  - Chairman's family is heavily invested in the success of the company
  - Ligang Shang, uncle of Chairman, owns 15,706,701 common shares

Ownership Table

Holder Name	% of Outstanding
Ligang Shang, uncle of Chairman	68.1%
D.D Investment	6.0%
Sino Group	3.9%
London Financial	3.9%
Primary Capital, LLC	3.3%
Other Common Stockholders	14.8%
	100%

Management is heavily vested to see the company succeed

The Company has 23,050,857 common shares outstanding as of March 31, 2011

Financial Overview

(In Million USD)	Fiscal Year Ending June 30			2nd Quarter Ending		
Financials	2008 (1)	2009	2010	Dec. 31, 2008	Dec. 31, 2009	Dec. 31, 2010
Total Revenue	$30.4	$50.4	$70.4	$14.9	$23.0	$29.1
Gross Profit	6.9	8.0	14.0	2.4	5.3	7.0
Operating Income (2)	6.0	4.1	10.2	1.8	4.2	5.7
Net Income after Minority Interest (2)	6.1	4.5	8.3	1.7	4.2	11.2
Net Income, Net of Warrants	NA	NA	10.3	NA	NA	5.7
Margins and Growth Rate						
Gross Margin	22.7%	15.9%	19.9%	16.2%	23.2%	24.2%
Operating Margin	19.7%	8.1%	14.5%	11.9%	18.3%	19.6%
Net Income Margin	20.1%	8.9%	11.8%	11.4%	18.3%	38.5%
Revenue Growth	NA	65.8%	39.7%	NA	54.5%	26.5%
Net Income Growth	NA	-26.2%	84.4%	NA	148.8%	166.9%
Selected Balance Sheet Items (as of December 2010)						
Cash & ST Investment						$15.0
Total Assets						51.0
Total Liabilities						9.9
Total Long Term Debt						0.0

(1) Sen Yu acquired Advanced Swine Genetics, Inc. in August 2009 in a transaction classified as a reverse merger for accounting purposes. For this reason, the consolidated financial statements included in the 2009 10K report with respect to the year ended June 30, 2008 include the results of operations and cash flows of Sen Yu for the period from February 28, 2008 to June 30, 2008 only. The 2008 financial information in this presentation is prepared internally to include the full twelve month period that ended on June 30, 2008.

(2) During the fiscal year ended June 30, 2010, the Company incurred a non cash one time charge of $4.0 million. Without the adjustment to the one time non cash charge, the Company's Operating Income and Net Income would be $6.2 million and $4.3 million respectively, as reported in the 10K for the period ended June 30, 2010.

Proven Growth in Revenues and Profits

Fiscal Year: Ending June 30

($ in millions)



Total Revenue
$30.4
$50.4
$70.4
132% Growth
2008
2009
2010



Gross Profit
$6.9
$8.0
$14.0
103% Growth
2008
2009
2010

Strong Quarterly Financial Performance

First 2 Quarters of 2011 Exhibiting Strongest Results To Date

($ in millions)



Total Revenue $50.4 million
Gross Profit $8.0 million
Total Revenue $70.4 million
Gross Profit $14.0 million
Total Revenue $52.6 million
Gross Profit $12.4 million
$11.5
$2.2
$14.9
$2.4
$7.7
$1.4
$16.2
$2.0
$21.9
$4.7
$23.0
$5.3
$14.9
$2.7
$10.5
$1.3
$23.6
$5.3
$29.1
$7.0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
FY2009
FY2010
YTD2011
Total Revenue
Gross Profit

Peer Group Analysis

SenYu
Profiting from pork

			Stock Price	Market Cap	EPS (ttm)	P/E (ttm)	P/S (ttm)	P/B (MRQ)
Zhongpin, Inc.	HOGS	$	16.09	568.87M	1.65	9.75	0.60	1.53
AgFeed Industries, Inc.	FEED	$	1.90	105.98M	-0.90	N/A	0.43	0.78
Tianli Agritech, Inc.	OINK	$	3.86	38.68M	0.90	4.24	1.77	1.22
Smithfield Foods, Inc.	SFD	$	23.37	3.89B	2.51	9.31	0.32	1.19
Hormel Foods Corp.	HRL	$	27.84	7.43B	1.60	17.32	1.00	2.80
Sen Yu International	**CSWG**	**$**	**2.90**	**66.85M**	**0.29***	**10.00**	**0.86**	**1.64**
Average						**10.16**	**0.82**	**1.50**

Sen Yu International has solid value at these levels

6 months EPS as of Dec. 31, 2010 = $0.67

As of 4/7/11
*Fiscal year EPS for the period ended June 30, 2010.

Growth Strategy



Increase output through expansion of the farmer network



Develop one million commercial hogs in 2013



Consider comprehensive downstream vertical integration by acquiring pork processing facilities

Contact Information

Company:
Sen Yu International Holdings, Inc.
Paul Li – CFO
Tel (U.S.): +1 212-997-8585
Tel (China): + 86-136-2135-2510
E-mail: IR@senyuholding.com

Securities Counsel
Ellenoff, Grossman & Schole LLP
Barry Grossman
150 East 42nd Street
New York, NY 10017
Tel: +1 212-370-1300

Auditor
MS Group CPA, LLC
6 Center Street
Edison, NJ 08817
Tel: +1 732-885-1555

Investor Relations:
Hampton Growth, LLC
520 Broadway, Suite 350 #111
Santa Monica, CA 90401
Tel: +1 877 368 3566

Robert Haag – Managing Director - Asia
Tel: +1 310-310-4842 (US Mobile)
Tel: +86-152-2174-3282 (China Mobile)
E-mail:
robert.haag@hamptongrowth.com